OTHER NON-CURRENT ASSETS	12 Months Ended
Dec. 31, 2020
Subclassifications of assets, liabilities and equities [abstract]
OTHER NON-CURRENT ASSETS	OTHER NON-CURRENT ASSETS
The components of other non-current assets are as follows:

(US$ Millions)	Dec. 31, 2020	Dec. 31, 2019
Securities - FVTPL	$1,612	$1,250
Derivative assets	72	10
Securities - FVTOCI	86	121
Restricted cash	241	154
Inventory(1)	877	507
Other	289	284
Total other non-current assets	$3,177	$2,326
(1)Includes right-of-use inventory of $33 million as of December 31, 2020 (December 31, 2019 - $31 million).

Securities - FVTPL

Securities - FVTPL consists of its convertible preferred units of a U.S. hospitality company. The preferred units earn a cumulative dividend of 7.5% per annum compounding quarterly. Additionally, the partnership receives distributions payable in additional convertible preferred units of the U.S. hospitality operating company at 5.0% per annum compounding quarterly. In 2019, the partnership purchased an additional $238 million of convertible preferred units of a U.S. hospitality operating company. The carrying value of these convertible preferred units as of December 31, 2020 was $447 million (December 31, 2019 - $418 million).

Also included in Securities - FVTPL is the partnership’s investment in BSREP III, which is accounted for as a financial asset following the deconsolidation of its investments in the first quarter of 2019. The carrying value of the BSREP III financial asset as of December 31, 2020 was $756 million (December 31, 2019 - $417 million).